                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14A-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Wayne Hummer Investment Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (6) Amount Previously Paid:

     -------------------------------------------------------------------------
     (7) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (8) Filing Party:

     -------------------------------------------------------------------------
     (9) Date Filed:

     -------------------------------------------------------------------------

                          WAYNE HUMMER INVESTMENT TRUST

                         Wayne Hummer Money Market Fund
                            Wayne Hummer Growth Fund
                            Wayne Hummer Income Fund
                         Wayne Hummer CorePortfolio Fund

                              IMPORTANT INFORMATION
                                FOR SHAREHOLDERS

                                                               February 15, 2002

     Wayne Hummer Investment Trust (the "Trust") will hold a special meeting of shareholders of its investment portfolios (the "Funds") on April 2, 2002. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety before voting.

     TIME IS OF THE ESSENCE. YOUR PARTICIPATION IN THIS PROCESS IS IMPORTANT! BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY.

Q:   Why am I being asked to vote?

A: On December 26, 2001, Wintrust Financial Corporation ("Wintrust") entered into an agreement to purchase Wayne Hummer Management Company ("WHMC"), the Funds' investment adviser, and Wayne Hummer Investments, L.L.C. ("WHI"), the Funds' distributor (the "Transaction"). Although the Transaction will not affect WHMC's day-to-day operations, its investment process or its portfolio management team, the Transaction will result in a change of control of WHMC under the federal securities laws. As a result, the investment advisory and management agreement between WHMC and the Trust, on behalf of each Fund, will automatically terminate upon consummation of the Transaction.

Q:   What issues am I being asked to vote on?

A:   As described in the Proxy Statement, you are asked to vote on:

     . a new investment advisory and management agreement between WHMC and the Trust; and

     . the ratification of the selection of Ernst & Young LLP as the Trust's independent auditors.

Q: Why are shareholders voting on a new investment advisory and management agreement?

A: In order for WHMC to continue to serve as investment adviser of each Fund, it is necessary for each Fund's shareholders to approve a new investment advisory and management agreement between the Trust and WHMC. The new investment advisory and management agreement that you are being asked to approve is the same in all material respects as the current investment advisory and management agreement.

     The closing of the Transaction is not contingent upon prior shareholder approval of the new investment advisory and management agreement. Accordingly, the Trust's Board of Trustees has approved an interim investment advisory and management agreement between WHMC and the Trust, on behalf of each Fund, to allow WHMC to continue providing investment advisory and management services to the Funds while shareholder approval of the new investment advisory and management agreement is pending. The interim agreement is scheduled to expire upon the earlier of shareholder approval of the new agreement or 150 days after the closing of the Transaction, which is expected to be mid February 2002, unless terminated sooner. If shareholders do not approve the new agreement, the interim agreement will terminate and the Board of Trustees will take such action as they deem to be in the best interests of the Trust and the shareholders of the Funds.

     The following pages give you additional information on Wintrust, the proposed new investment advisory and management agreement, and the manner in which the Transaction will affect you as a shareholder.

     The Trust's Board of Trustees, including those trustees who are not interested persons of the Funds or WHMC, unanimously recommends that you vote FOR this proposal.

Q:   How will the Transaction affect me as a Fund shareholder?

A: Assuming shareholders of each Fund approve the new investment advisory and management agreement, the Transaction will not result in any changes to the way in which the Funds are managed. The Transaction will not cause any changes to the Funds' investment objectives and policies. The terms of the new investment advisory and management agreement, including the investment advisory fee rate to be paid by each Fund to WHMC, are the same in all material respects as the current investment advisory and management agreement. In addition, the Transaction is not expected to affect the day-to-day investment operations of WHMC or result in a change of the portfolio management team that services the Funds.

     Similarly, the Transaction will not affect the Funds' contractual relationships with their other service providers, including the Funds' transfer agent and custodian. Thus, you should continue to receive the same high level of service that you have come to expect as a Fund shareholder.

Q:   Why has WHMC decided to enter into the Transaction?

A. As a result of the Transaction, WHMC will have access to the distribution channels of Wintrust's 29 existing bank locations, while maintaining its current role in providing portfolio management services to the Funds and its other advisory clients.

Q:   Will the investment advisory fees be the same?

A:   The investment advisory fee rate paid by each Fund will remain the same.

Q:   How do I vote my shares?

A: You may vote in person at the special meeting of shareholders or simply sign and return the enclosed Proxy Card. Please note that you will receive one Proxy Card for each Fund in which you own shares. Please be sure to sign and return each Proxy Card. You may also vote by telephone or by the Internet as described below in the Proxy Statement. If we do not receive your Proxy Card, your Wayne Hummer Investment Executive or an employee of WHMC or WHI may contact you to request that you cast your vote.

Q:   Whom do I call if I have questions about the Proxy Statement?

A:   Call your Wayne Hummer Investment Executive or Jean Maurice at
     1-800-621-4477.

Q:   How does the Board of Trustees suggest that I vote?

A: After careful consideration, the Trust's Board of Trustees, including those Trustees who are not interested persons of the Trust or WHMC or Wintrust, has unanimously approved these proposals and recommends that you vote FOR each item.

Q: Will the Trust pay for the proxy solicitation and legal costs associated with the special meeting of the shareholders and the Transaction?

A:   No, WHMC will bear these costs.

                                 PROXY STATEMENT

                          WAYNE HUMMER INVESTMENT TRUST

                         Wayne Hummer Money Market Fund
                            Wayne Hummer Growth Fund
                            Wayne Hummer Income Fund
                         Wayne Hummer CorePortfolio Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 2, 2002

                                                               February 15, 2002

To the Shareholders:

          You are invited to attend a special meeting of the shareholders of Wayne Hummer Investment Trust (the "Trust") to be held at the offices of Wayne Hummer Investments L.L.C., 300 South Wacker Drive, 14th Floor, Chicago, Illinois, at 10:00 a.m. (Central time), on April 2, 2002, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

          (1) To approve a new Investment Advisory and Management Agreement between Wayne Hummer Management Company and the Trust, on behalf of each of the Money Market Fund, the Growth Fund, the Income Fund and the CorePortfolio Fund.

          (2) To ratify the selection of Ernst & Young LLP as independent auditors of the Trust for the fiscal year ending March 31, 2002.

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

          The Board of Trustees has fixed January 30, 2002, as the record date for determination of shareholders entitled to vote at the meeting.

                                            By Order of the Board of Trustees

                                            Robert J. Moran
                                            Secretary

SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.

YOU CAN HELP THE TRUST AVOID THE NECESSITY OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED

PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT

                          WAYNE HUMMER INVESTMENT TRUST
                             300 South Wacker Drive
                             Chicago, Illinois 60606

About the Proxy Solicitation and the Special Meeting

         The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust. The proxies will be voted at the special meeting of shareholders of the Trust to be held on April 2, 2002, at the offices of Wayne Hummer Investments L.L.C. ("WHI"), 300 South Wacker Drive, 14th Floor, Chicago, Illinois 60606, at 10:00 a.m. (Central time) (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust's investment adviser, Wayne Hummer Management Company ("WHMC"). In addition to solicitations through the mails, proxies may be solicited by officers, employees and agents of the Trust, WHMC and/or the Trust's distributor, WHI or, if necessary, a proxy solicitation firm retained for this purpose. Such solicitations may be by telephone or otherwise. WHMC will reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

         Shareholders may vote by filling out and signing the enclosed proxy card and returning it in the postage paid envelope provided. Please note that you will receive one Proxy Card for each Fund in which you own shares. Please be sure to sign and return each Proxy Card. You may also communicate your proxy by telephone or by the Internet. To vote by telephone, have your proxy card ready and dial the toll-free number that appears on your voting instruction form. Enter the 12-digit control number found on your proxy card and follow the instructions you will be given. To vote using the Internet, have your proxy card available, go to the website www.proxyvote.com, enter the 12-digit control number found on your proxy card and follow the instructions you will be given. Shareholders who communicate proxies by telephone or by the Internet have the same power and authority to issue, revoke or otherwise change their voting instruction as currently exists for instructions communicated in written form. With respect to telephonic or Internet voting, the Trust and its agents will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact.

         This proxy statement and the enclosed proxy card are expected to be mailed on or about February 15, 2002, to shareholders of record at the close of business on January 30, 2002 (the "Record Date"). Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Trust (or Fund, where appropriate) is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. On the Record Date, the Trust had _______ outstanding shares, of which _______ were shares of the CorePortfolio Fund, ______ were shares of the Growth Fund, ______ were shares of the Income Fund and ______ were shares of the Money Market Fund.

         At its meeting on January 24, 2002, the Board of Trustees (i) reviewed the proposed transaction between Wintrust Financial Corporation ("Wintrust") and WHMC and WHI; (ii) approved an Interim Investment Advisory and Management Agreement between the Trust, on behalf of each of the Money Market Fund, the Growth Fund, the Income Fund and the CorePortfolio Fund (each, a "Fund" and collectively, the "Funds"), and WHMC, pending shareholder approval of a new investment advisory agreement; (iii) approved a new Investment Advisory and Management Agreement between the Trust, on behalf of each Fund, and WHMC, subject to shareholder approval; (iv) approved a new Distribution Agreement between the Trust and WHI; and (v) called a Special Meeting for the purposes set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.

         The Funds' Annual Reports, which include audited financial statements for the fiscal year ended March 31, 2001, and Semi-Annual Reports for the period ended September 30, 2001, were previously mailed to shareholders. You may receive another copy of a Fund's Annual Report or Semi-Annual Report, without charge, by writing the Trust at 300 South Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-621-4477.

                                     ITEM 1

                       APPROVAL OF NEW INVESTMENT ADVISORY
                            AND MANAGEMENT AGREEMENT

Introduction

         WHMC has acted as the investment adviser for the Funds since they (or their predecessors) commenced operations. The previous Investment Advisory and Management Agreement (the "Previous Agreement") was originally entered into by WHMC and the Growth Fund on April 29, 1988. The Previous Agreement was amended to include the Income Fund, the Money Market Fund, and the CorePortfolio Fund on November 24, 1992, January 23, 2000, and May 7, 2000, respectively. The Previous Agreement was last approved by shareholders of the Growth Fund on December 13, 1990; by WHMC, as sole shareholder of the Income Fund, the CorePortfolio Fund and the Money Market Fund, on December 1, 1992, July 31, 1999, and June 30, 1999, respectively. The Previous Agreement was last approved by the Board of Trustees on July 25, 2001.

         On December 26, 2001, the shareholders of WHMC and the members of WHI agreed to sell their ownership interests in WHMC and WHI, respectively, to Wintrust (the "Transaction"). After the Transaction, Wintrust will own 100% of WHMC and WHI. The Transaction is expected to close in mid February 2002.

         Consummation of the Transaction will result in an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the Trust's Previous Agreement with WHMC. As required by the 1940 Act, the Previous Agreement provided for its automatic termination in the event of its assignment. The closing of the Transaction is not contingent upon prior shareholder approval of a new investment advisory and management agreement. In anticipation of the closing of the Transaction, on January 24, 2002, the Board of Trustees, including the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) (the "Independent Trustees"), approved an Interim Investment Advisory and Management Agreement (the "Interim Agreement") to allow WHMC to continue to serve as investment adviser to the Funds after consummation of the Transaction. Upon closing of the Transaction, WHMC will serve as investment adviser to the Funds pursuant to the Interim Agreement. The Interim Agreement provides that compensation earned thereunder by WHMC between the termination of the Previous Agreement and shareholder approval of the proposed investment advisory and management agreement will be held in an interest-bearing escrow account for a period of up to 150 days from the consummation of the Transaction and the termination of the Previous Agreement. Except for the time periods covered by the Interim Agreement, the provision relating to the term and termination of the agreement and the escrow provisions, the Interim Agreement is substantively identical in all material respects to the Previous Agreement.

         On January 24, 2002, the Board of Trustees, including the Independent Trustees, also approved a new Investment Advisory and Management Agreement (the "New Agreement") between the Trust, on behalf of each Fund, and WHMC, subject to approval of each Fund's shareholders. If shareholders of a Fund approve the New Agreement, the amount held in the escrow account under the Interim Agreement with respect to that Fund, plus interest, will be paid to WHMC. If shareholders of a Fund do not approve the New Agreement, WHMC will be paid the lesser of the costs incurred in performing its services under the Interim Agreement with respect to that Fund or the total amount in the escrow account, plus interest earned. The Board will also take such further action as it deems to be in the best interests of the Fund and the shareholders of the Fund.

         A form of the New Agreement is attached to the Proxy Statement as Exhibit A. Except for the time periods covered by the agreement, the provision relating to the term and termination of the agreement and certain other changes described below, the New Agreement is identical in all material respects to the Previous Agreement. In addition, the Funds' investment advisory fee rates are unchanged. The New Agreement would become effective upon shareholder approval. The New Agreement provides that unless terminated as provided therein, the New Agreement will continue until July 31, 2003. The provisions for its continuance thereafter are identical to the Previous Agreement.

         The Board of Trustees unanimously recommends that shareholders of each Fund vote in favor of the New Agreement.

Description of the New Agreement

         Except as described below under "Comparison of the Previous and New Agreements," the Previous and New Agreements are similar in all material respects. The New Agreement provides that, subject to the supervision of the Trust's Board of Trustees, WHMC will provide the Funds with continuing investment management services. WHMC, as the investment adviser, manages the investment operations of the Funds and the composition of each Fund's portfolio, including the purchase, retention and disposition of securities and other investments, in accordance with each Fund's investment objectives and policies. In doing so, WHMC agrees to supervise the Funds' investments and to determine from time to time what investments or securities will be purchased, retained or sold by each Fund, and what portion of the assets will be invested or held uninvested in cash; act in conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement and with the instructions and directions of the Board of Trustees of the Trust; comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations; maintain all books and records required to be maintained under the 1940 Act; provide the Board such periodic and special reports as the Board may reasonably request; and provide the Funds' custodian on each business day information relating to all transactions concerning the Funds' assets.

         WHMC also determines the securities to be purchased or sold by the Funds and places orders in accordance with the practices described in the Funds' Registration Statement, as amended from time to time.

         The New Agreement may be terminated at any time, without payment of penalty, on 60 days' written notice by the Board or by vote of holders of a majority of the outstanding voting securities of each Fund, or by WHMC upon 90 days' written notice. The New Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

         The New Agreement provides that WHMC is not liable for any error of judgment or any loss suffered by the Funds, in connection with matters to which the New Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of WHMC in the performance of its duties or from reckless disregard by WHMC of its obligations and duties under the New Agreement.

         The New Agreement will be in effect for an initial term ending on July 31, 2003, and shall continue from year to year thereafter, provided that it is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees; or (ii) a vote of a majority of each Fund's outstanding voting securities (as defined by the 1940 Act), provided that in each instance the continuance is also approved by a majority of the Independent Trustees.

Comparison of the Previous and New Agreements

         The Previous Agreement included provisions describing WHMC's brokerage practices with respect to the Funds. Although WHMC's brokerage practices have not changed, the New Agreement provides for more flexibility in complying with regulatory changes. The New Agreement states that WHMC places orders for securities transactions in accordance with the practices set forth in the Funds' Registration Statement, as amended from time to time. The practices set forth in the Funds' current Registration Statement are consistent with those described in the Previous Agreement. Any changes in those practices would require the approval of the Board of Trustees of the Trust.

         The Previous Agreement provided that the Trust is responsible for compensating the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act). This prevented the Trust from compensating those Trustees who were interested persons of the Trust for reasons other than being an employee, officer or director of WHMC. The New Agreement provides that the Trust is responsible for compensating Trustees who are not employees, officers, directors or control persons of WHMC.

         The Previous Agreement included references to expense limitations imposed by the securities laws or regulations of any state in which the Funds' shares are qualified for sale. Due to a change in the federal securities laws, the Funds are no longer subject to state expense limitations. Accordingly, the New Agreement does not include such references.

Information on Investment Advisory Fees and Expense Limitations

         As compensation for its investment advisory and management services to the Funds, WHMC currently receives from each Fund an annual investment advisory fee, computed and accrued daily and payable monthly, based upon each Fund's respective average daily net assets as follows:

        ------------------------------------------------------------------------
                                                                         Fund
               Name of Fund          Average Daily Net Asset Value    Management
                                                                         Fee
        ------------------------------------------------------------------------
        CorePortfolio Fund     For all net assets                       0.400%
        ------------------------------------------------------------------------
        Growth Fund            For the first $100 million               0.800%
                               For the next $150 million                0.650%
                               For all assets over $250 million         0.500%
        ------------------------------------------------------------------------
        Income Fund            For the first $100 million               0.500%
                               For the next $150 million                0.400%
                               For all assets over $250 million         0.300%
        ------------------------------------------------------------------------
        Money Market Fund      For the first $500 million               0.500%
                               For the next $250 million                0.425%
                               For the next $250 million                0.375%
                               For the next $500 million                0.350%
                               For the next $500 million                0.325%
                               For the next $500 million                0.300%
                               For all assets over $2.5 billion         0.275%
        ------------------------------------------------------------------------

         The Funds' investment advisory fees rates are the same under the New Agreement. For the fiscal year ended March 31, 2001, the CorePortfolio Fund paid WHMC $106,483 under the Previous Agreement, of which WHMC waived $19,500, for a net fee of $86,983. For the fiscal year ended March 31, 2001, the Growth Fund paid WHMC $1,278,368 under the Previous Agreement. For the fiscal year ended March 31, 2001, the Income Fund paid WHMC $86,778 under the Previous Agreement. For the fiscal year ended March 31, 2001, the Money Market Fund paid WHMC $1,854,057 under the Previous Agreement.

         WHMC has agreed to waive its fee to the extent that a Fund's ordinary operating expenses during any fiscal year, including its own fee, exceed 0.75% of the average daily net assets of the CorePortfolio Fund, 1.5% of the respective average daily net assets of the Growth Fund or the Income Fund, or 1.0% of the average daily net assets of the Money Market Fund, computed on an annual basis. Expenses that are not subject to this limitation are interest, taxes, brokerage commissions and extraordinary items such as litigation costs. WHMC will continue these fee waivers under the New Agreement. For the fiscal year ended March 31, 2001, WHMC was not required to reimburse the Funds for any expenses in excess of any applicable expense limitation or to waive its fees, except for the waiver of $19,500 with respect to the CorePortfolio Fund. In addition, WHMC has paid organizational expenses of the CorePortfolio Fund in the amount of $15,000.

         WHMC has entered into an expense limitation agreement with the Trust, on behalf of the CorePortfolio Fund, which provides that the Fund will at a later date reimburse WHMC for management fees waived, organizational expenses, and other expenses assumed by WHMC during the previous five years, but only if, after such reimbursement, the Fund's expense ratio does not exceed 0.75% of the Fund's average daily net assets. WHMC will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.

Portfolio Accounting Services

         WHMC also provides the Trust with certain portfolio accounting services pursuant to a Portfolio Accounting Services Agreement (the "Accounting Agreement") between WHMC and the Trust. Under the Accounting Agreement, WHMC receives, as compensation for its accounting services to the Trust, an annual fee, computed and accrued daily and payable monthly, equal to 0.01 of 1% of each Fund's respective average daily net assets. Such fee shall not exceed $15,000 per Fund per year. In addition, WHMC receives an equipment fee of $50 per Fund per month and is reimbursed for its out-of-pocket costs for obtaining securities pricing services and the licenses for use of portfolio accounting software services. For the services provided under the Accounting Agreement, each Fund paid WHMC the dollar amounts set forth in the table below for the fiscal year ended March 31, 2001.

                              ----------------------------------
                              CorePortfolio Fund         $10,062
                              ----------------------------------
                              Growth Fund                $23,774
                              ----------------------------------
                              Income Fund                $16,976
                              ----------------------------------
                              Money Market Fund          $29,202
                              ----------------------------------

         WHMC will continue to provide portfolio accounting services whether or not the New Agreement is approved by shareholders.

Distributor and Shareholder Service Agent

         Pursuant to a Distribution Agreement, WHI, 300 South Wacker Drive, Chicago, Illinois 60606, is the principal underwriter and distributor of the Funds' shares. WHI is an affiliate of WHMC and also acts as the Funds' Shareholder Service Agent pursuant to a Shareholder Service Agreement.

         WHI may be reimbursed by the Trust for certain out-of-pocket costs in connection with its services to existing shareholders as Shareholder Service Agent, including such costs as postage, data entry, modification and printout, stationery, tax forms, and all external forms or printed material. However, WHI receives no compensation from the Trust as Distributor and pays all expenses of distribution of the Trust's shares not otherwise paid by dealers or other financial services firms. WHI retains the applicable sales charge upon the purchase of

CorePortfolio Fund, Growth Fund and Income Fund shares and pays out all of this sales charge to its account executives or may allow concessions or discounts to firms for the sale of CorePortfolio Fund, Growth Fund and Income Fund shares on applicable sales.

         WHMC has entered into an agreement with WHI, which agreement will terminate upon the closing of the Transaction, pursuant to which WHMC pays WHI for distribution services rendered to the Trust under the Distribution Agreement and for services rendered by WHI to Trust shareholders under the Shareholder Service Agreement.

         WHI will continue to act as Distributor and Shareholder Service Agent whether or not the New Agreement is approved by shareholders.

Board of Trustees Considerations

         On January 24, 2002, the Board of Trustees met with senior management of WHMC and Wintrust to discuss the Transaction, including the rationale for the Transaction and potential benefits for shareholder of the Funds. Prior to and at that time, the Board was provided with information concerning Wintrust and the Interim and New Agreements.

         In the course of these discussions, WHMC advised the Board, including the Independent Trustees, that it did not expect that the Transaction would have a material effect on the operations of the Funds or their shareholders. WHMC also noted that management of WHMC and Wintrust did not contemplate at that time any changes in the investment operations of the Funds. The investment objectives and policies of the Funds will remain the same. The investment advisory fee rates are not expected to increase as a result of the Transaction. WHMC will continue to provide the high quality of service it has provided in the past. WHMC emphasized that the Transaction, if consummated, would provide WHMC with access to the distribution channel of Wintrust's existing 29 bank locations.

         During the course of their deliberations, the Trustees, including the Independent Trustees who also met separately with their counsel, considered the information provided by WHMC and Wintrust. The Board also considered a variety of other factors, including the effect that the Transaction may have on WHMC and its ability to perform its duties under the New Agreement; the nature, quality and extent of the services furnished by WHMC to the Funds; the investment record of WHMC in managing the Funds; comparative data as to investment performance, advisory fees and other fees, including expense ratios; possible benefits to WHMC from serving as the investment adviser to the Funds; the financial resources of WHMC; and WHMC's commitment that it will continue to furnish high quality services to the Funds.

         In addition to the foregoing factors, the Board, including the Independent Trustees, gave careful consideration to the likely impact of the Transaction on the Wayne Hummer organization. The Board considered, among other things, information regarding the financial resources and business reputation of Wintrust and the structure of the Transaction, which affords WHMC and WHI executives substantial autonomy over their operations and contemplates the continued use by WHMC and WHI of the Wayne Hummer name in offering their products and services, including the Funds.

         The Board also considered that the Transaction agreement provides that WHMC and Wintrust will use reasonable and diligent efforts to comply with
Section 15(f) of the 1940 Act, which provides that an investment adviser to an investment company or any of its affiliates may receive benefits or compensation in connection with a change in control of the investment adviser (such as Wintrust's acquisition of WHMC) so long as two conditions are met. First, for three years after the change of control, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. Because two of the seven Trustees are interested persons of WHMC, Mr. David Poitras, one of the two interested Trustees, resigned as a Trustee effective upon the consummation of the Transaction in order to increase the percentage of trustees who are not interested persons to more than 75%. Accordingly, upon the closing of the Transaction, the Board will be in compliance with the first condition of Section 15(f).

         Second, no "unfair burden" may be imposed upon the investment company as a result of a change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" includes any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of the adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation that might constitute an undue burden is contemplated in connection with the Transaction. Moreover, WHMC has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Special Meeting of, the Funds' shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Funds and the Independent Trustees.

         Based on the foregoing, the Board, including the Independent Trustees, unanimously approved the New Agreement, on behalf of each Fund, and recommends the New Agreement to shareholders for approval.

Information Concerning the Transaction and Wintrust

         Pursuant to the agreement with Wintrust, WHMC and WHI will merge into two newly created subsidiaries of Wintrust. After such merger, WHMC and WHI will be the surviving entities. As consideration for the Transaction, WHMC shareholders will receive shares of Wintrust stock equal to $8 million, and WHI voting and non-voting members will receive a combination of cash and shares of Wintrust stock equal to $20 million, for a total of $28 million. Messrs. Becker and Poitras, Trustees of the Trust and members of WHI who voted to approve the New Agreement, are shareholders of WHMC who together own approximately 10% of the outstanding shares of WHMC. Upon the closing of the Transaction, WHMC and WHI will become wholly-owned subsidiaries of Wintrust. The consummation of the Transaction is subject to a number of customary conditions. However, the closing of the Transaction is not contingent upon prior shareholder approval of the New Agreement. In addition, certain regulatory approvals may need to be obtained prior to the consummation of the Transaction.

         Wintrust is a bank holding company headquartered in Lake Forest, Illinois, with approximately $2.5 billion in consolidated assets as of December 31, 2001. Wintrust's common stock is traded on The Nasdaq Stock Market. Its seven suburban Chicago Community bank subsidiaries are located in high-income retail markets. These banks also operate facilities in ten other suburban Chicago locations. In addition, Wintrust operates three non-bank subsidiaries-First Insurance Funding Corporation, a commercial insurance premium finance company; Wintrust Asset Management Company, N.A., a nationally chartered trust and investment management company; and Tricom, Inc., a service provider to temporary staffing companies. Wintrust currently operates a total of 29 banking offices and is in the process of constructing several additional banking facilities.

Description of WHMC

         WHMC, 300 South Wacker Drive, Chicago, Illinois 60606, is a registered investment adviser under the Investment Advisers Act of 1940. In addition to advising the Trust, WHMC acts as investment adviser to various individual and other institutional accounts with aggregate assets of approximately $408 million as of December 31, 2001.

         Upon the closing of the Transaction, WHMC will be a wholly-owned subsidiary of Wintrust, 727 North Bank Lane, Lake Forest, Illinois 60045. Prior to that, the shareholders of WHMC were the voting members of WHI, who owned shares in proportion to their percentage of voting membership interests.

         As of the date of this proxy statement, Steven R. Becker, Director; G. Ted Becker, Treasurer; Philip Wayne Hummer, Director; Raymond L. Kratzer, Chairman and Director; David P. Poitras, Vice President and Director; Thomas J. Rowland, President and Director; Richard Wholey, Director; Mark H. Dierkes, Vice President and Secretary; Amy Goeldner, Vice President; Grove N. Mower, Vice President; and Damaris E. Martinez, Vice President, Operations are the executive officers and directors of WHMC. The address of each officer and director of WHMC is 300 South Wacker Drive, Chicago, Illinois 60606. Subsequent to the closing of the Transaction, it is anticipated that the Board of Directors of WHMC will be restructured such that representatives of Wintrust will have a majority of the seats on the Board.

         As discussed below, certain Trustees and officers of the Trust are directors or officers of WHMC.

   THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL
              OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT.

                                    *   *   *

                                     ITEM 2

                   TO RATIFY SELECTION OF INDEPENDENT AUDITORS

         The members of the Audit Committee of the Board of Trustees recommended to the Board, and the Board so approved, the selection of Ernst & Young LLP to act as independent auditors of the Trust for the fiscal year ending March 31, 2002. Ernst & Young LLP has served the Trust in this capacity since the Trust's inception and has no direct or indirect financial interest in the Trust except as independent auditors. The selection of Ernst & Young LLP is being submitted to shareholders for ratification. A representative of Ernst & Young LLP is expected to be present at the meeting and will be available to respond to any appropriate questions raised at the Special Meeting and to make a statement if he or she wishes.

Audit Fees

         For the fiscal year ended March 31, 2001, Ernst & Young LLP billed the Trust $76,000 for professional services rendered for the audit of the Trust's annual financial statements and for the review of the financial statements included in the Trust's Semi-Annual Report.

All Other Fees

         In addition to the fees described above, for the fiscal year ended March 31, 2001, the Trust was billed $7,000 for tax services rendered by Ernst & Young LLP relating to Ernst & Young's review of the Funds' tax returns, distribution and other tax matters.

        THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
             RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                                      * * *

                             ADDITIONAL INFORMATION

Quorum and Voting Requirements

         The presence at any shareholders meeting, in person or by proxy, of the holders of 30% of the outstanding shares of the Trust (for a Trust-wide vote) or each Fund (for a Fund-wide vote) entitled to be cast is necessary to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the votes required to approve a proposal are not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's (for a Trust-wide vote) or each Fund's (for a Fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

         For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Funds from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Assistant Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         Item 1 requires the affirmative vote with respect to any Fund of the lesser of (1) 67% of the outstanding shares of the Fund present at the Special Meeting if more than 50% of the shares of the Fund outstanding on the Record Date are present in person or by proxy or (2) more than 50% of the shares of the Fund outstanding on the Record Date. Item 2 requires the affirmative vote of a majority of the shares of the Trust present and entitled to vote. For purposes of the Items, abstentions and broker non-votes will have the effect of a "no" vote.

Ownership of Trust Shares

         The following table sets forth the number of shares owned in each Fund by each Trustee as of December 31, 2001. As of December 31, 2001, the Trustees and officers as a group beneficially owned less than 1% of the outstanding shares of the Trust.

         -----------------------------------------------------------------------
                                 Funds Shares Beneficially Owned         Percent
         -----------------------------------------------------------------------
         Steven R. Becker       Money Market Fund     317,154.54/(2)/       *
                                Growth Fund            6,044.206/(2)/       *
                                Income Fund                    0            0
                                CorePortfolio Fund    11,786.119/(2)/       *
         -----------------------------------------------------------------------
         Charles V. Doherty     Money Market Fund       4,562.27/(3)/       *
                                Growth Fund              954.157/(3)/       *
                                Income Fund            3,324.741            *
                                CorePortfolio Fund     4,190.440/(3)/       *
         -----------------------------------------------------------------------
         Joel D. Gingiss        Money Market Fund          49.14            *
                                Growth Fund            2,323.971/(4)/       *
                                Income Fund                    0            0
                                CorePortfolio Fund             0            0
         -----------------------------------------------------------------------
         Patrick B. Long        Money Market Fund     183,441.55/(5)/       *
                                Growth Fund            2,294.418/(5)/       *
                                Income Fund            6,426.468            *
                                CorePortfolio Fund    10,283.149            *
         -----------------------------------------------------------------------
         David P. Poitras/(1)/  Money Market Fund       4,458.47            *
                                Growth Fund            2,455.326            *
                                Income Fund            5,543.864            *
                                CorePortfolio Fund     8,783.923            *
         -----------------------------------------------------------------------

         ----------------------------------------------------------------------------------
                                             Funds Shares Beneficially Owned      Percent
         -----------------------------------------------------------------------------------
         James J. Riebandt                 Money Market Fund    138,104.88(/6)/      *
                                           Growth Fund                   0           0
                                           Income Fund                   0           0
                                           CorePortfolio Fund   37,100.678/(6)/   1.17%
         -----------------------------------------------------------------------------------
         Eustace K. Shaw                   Money Market Fund  2,282,264.85/(7)/      *
                                           Growth Fund           4,052.004           *
                                           Income Fund                   0           0
                                           CorePortfolio Fund   31,743.953        1.00%
         -----------------------------------------------------------------------------------
         Trustees and Officers as a Group  Money Market Fund  3,187,705.27           *
                                           Growth Fund          30,259.122           *
                                           Income Fund          15,296.429        1.25%
                                           CorePortfolio Fund  119,321.612        3.77%
         ----------------------------------------------------------------------------------

___________________
*Less than 1%
/(1)/ Prior to the closing of the Transaction, Mr. Poitras will resign as a Trustee of the Trust.
/(2)/ Includes shares Mr. Becker is deemed to own beneficially that are held by his spouse and minor children. Mr. Becker disclaims ownership of these shares.
/(3)/ Includes shares Mr. Doherty is deemed to own beneficially that are held by his spouse. Mr. Doherty disclaims beneficial ownership of these shares.
/(4)/ Includes shares Mr. Gingiss is deemed to own beneficially that are held for minors for whom Mr. Gingiss acts as trustee. Mr. Gingiss disclaims beneficial ownership of these shares.
/(5)/ Includes shares Mr. Long is deemed to own beneficially that are held by his spouse. Mr. Long disclaims beneficial ownership of these shares.
/(6)/ Includes shares Mr. Riebandt is deemed to own beneficially that are held by his spouse and minor children. Mr. Riebandt disclaims beneficial ownership of these shares.
/(7)/ Includes shares Mr. Shaw is deemed to own beneficially that are held by his spouse and a family partnership for which Mr. Shaw acts as general partner. Mr. Shaw disclaims beneficial ownership of these shares.

         As of December 31, 2001, the Wayne Hummer Employees Profit Sharing Trust (the "Retirement Plan") owned of record and beneficially 3.25% of the outstanding shares of the Growth Fund, 3.83% of the outstanding shares of the Income Fund, 8.06% of the outstanding shares of the CorePortfolio Fund and 0.81% of the outstanding shares of the Money Market Fund, which constituted 0.90% of the aggregate outstanding shares of the Trust as of that date. Messrs. Rowland, Cannova, Reilly, Kratzer, and Poitras, as trustees of the Retirement Plan, may be deemed to have beneficial ownership of the percentage of shares of the Funds and the Trust as stated above. Messrs. Rowland, Kratzer and Poitras are Principals of WHI, the Trust's Distributor. Messrs. Poitras and Rowland also are officers of the Trust and WHMC.

         As of December 31, 2001, other than the Retirement Plan, the Trust was aware of one account which held 5% or more of any Fund's shares. As of that date, TJO Retirement Fund, 2739 Kingston Drive, Northbrook, Illinois 60062-6513, owned of record and beneficially 62,828.583, or 5.14%, of the outstanding shares of the Income Fund.

Proposals of Shareholders

         Shareholders wishing to submit proposals to be presented at the next meeting of shareholders, if any, should send their written proposals to Jean Maurice, Assistant Secretary of the Trust at 300 South Wacker Drive, Chicago, Illinois 60606, within a reasonable time before the solicitation of proxies for such meeting. Timely submission of a proposal does not mean that such proposal will be included.

                                  OTHER MATTERS

         The Board of Trustees of the Trust is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or the applicable Funds.

         PLEASE TAKE A FEW MOMENTS TO COMPLETE YOUR PROXY PROMPTLY. YOU MAY DO SO EITHER TELEPHONICALLY, ELECTRONICALLY OR BY MAILING THE PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

                                               By Order of the Board of Trustees



                                               Robert J. Moran, Secretary

                                                                       EXHIBIT a

                                     FORM OF
                          WAYNE HUMMER INVESTMENT TRUST
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                  --------------------------------------------

         This AGREEMENT made this ____ day of _______, 2002 by and between WAYNE HUMMER INVESTMENT TRUST, a Massachusetts business trust (the "Fund"), and WAYNE HUMMER MANAGEMENT COMPANY, an Illinois corporation (the "Adviser").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), the units of beneficial interest ("Shares") of which are registered under the Securities Act of 1933 (the "1933 Act"); and

         WHEREAS, the Fund is authorized to issue Shares in separate series with each such series representing the interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Fund currently offers Shares in four (4) portfolios, the Wayne Hummer Growth Fund portfolio ("Growth Fund"), the Wayne Hummer Income Fund portfolio ("Income Fund"), the Wayne Hummer Money Market Fund portfolio ("Money Market Fund") and the Wayne Hummer CorePortfolio Fund portfolio ("CorePortfolio Fund") (hereinafter collectively referred to as the "Initial Portfolios" and, together with any other portfolios of the Fund which may be established later and served by the Adviser hereunder, collectively as the "Portfolios" and individually as a "Portfolio"); and

         WHEREAS, the Fund desires at this time to retain the Adviser to render investment advisory and managerial services to the Fund, and the Adviser is willing to render such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1.   Initial Appointment of Adviser.  The Fund hereby appoints the
              ------------------------------
Adviser to act as investment adviser to the Initial Portfolios for the period and on the terms set forth herein. The Adviser accepts such appointment and agrees to render the services set forth herein, for the compensation herein provided.

         2.   Subsequent Appointments of Adviser. In the event that the Fund
              ----------------------------------
establishes one or more portfolios other than the current Initial Portfolios with respect to which it desires to retain the Adviser to render investment advisory and managerial services hereunder, the Fund shall so notify the Adviser in writing. If the Adviser is willing to render services to such portfolio or portfolios hereunder, it shall so notify the Fund of its acceptance in writing. Thereafter, upon approval by the initial shareholder(s) of such portfolio or portfolios, such portfolio or portfolios shall become a Portfolio or Portfolios hereunder.

     3.   Duties of and Expenses Borne by the Adviser. Subject to the general
          -------------------------------------------
supervision of the Trustees of the Fund, the Adviser shall manage the investment operations of the Portfolios and the composition of the Portfolios' assets, including the purchase, retention and disposition thereof, in accordance with the investment objectives, policies and restrictions of the respective Portfolio as stated in the Fund's Prospectus and subject to the following understandings:

          (a) The Adviser shall use the skill and care in the management of the Portfolios as is required to be used in the discharge of fiduciary duties under the 1940 Act, the Investment Advisers Act of 1940, the 1933 Act and the Internal Revenue Code of 1986, as each may be amended from time to time.

          (b) The Adviser shall provide supervision of Portfolio assets; furnish a continuous investment program for such Portfolio; determine from time to time what investments or securities will be purchased, retained or sold by the Portfolio and what portion of the assets will be invested or held uninvested as cash.

          (c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust ("Trust Agreement), By-Laws, Registration Statement and Prospectus for the Fund and with the instructions and directions of the Trustees of the Fund, and will comply with and conform to the requirements of the 1940 Act, the Investment Advisers Act of 1940, the 1933 Act and the Internal Revenue Code of 1986 (applicable to the Fund as a regulated investment company or otherwise), as each may from time to time be amended, and all other applicable federal and state laws, regulations and rulings.

          (d) The Adviser shall determine the securities to be purchased or sold by each Portfolio and will place orders in accordance with the practices set forth in the Fund's Registration Statement, as amended from time to time, including without limitation the aggregation of orders and the selection of broker-dealers that supply research service to the Adviser.

          (e) The Adviser shall render to the Trustees of the Fund such periodic and special reports as the Trustees may reasonably request.

          (f) The services of the Adviser to the Portfolio under this Agreement are not to be deemed exclusive and the Adviser shall be free to render similar or other services in the future to the Fund or to others so long as its services under this Agreement are not impaired thereby.

          (g) The Adviser shall provide the Fund with, or obtain for it, adequate office space and such basic office equipment and services including furnishings, telephone service, heat, utilities, stationery supplies and similar items as may reasonably be necessary for managing the Portfolios and conducting the business of the Fund (other than the distribution of the Fund Shares and the furnishing of shareholder services) as well as employing or providing and compensating officers and other personnel for the management of the Portfolios.

          (h) The Adviser shall arrange, but not pay for, the computation of the net asset value of the Portfolios as provided in the Fund's current Prospectus and bookkeeping services related thereto.

          (i) The Adviser shall arrange, but not pay for, the periodic updating of the Registration Statement, Prospectus and supplements thereto, proxy materials, tax returns, reports to the Fund's shareholders and filings with and reports to the Securities and Exchange Commission ("SEC") and state securities authorities.

          (j) The Adviser shall pay any salaries and fees of any officers of the Fund and salaries and fees of all Trustees of the Fund who are officers, directors, employees or control persons of the Adviser and of all other personnel of the Adviser performing services relating to research, statistical and investment activities.

     4.   Expenses Borne by the Fund. It is expressly understood that the Fund
          --------------------------
will pay all its expenses other than those expressly stated to be payable by the Adviser pursuant to paragraph 3 hereunder, unless otherwise agreed in writing, which expenses payable by the Fund shall include, without limitation:

          (i) all federal, state and local or other governmental agency taxes or fees levied against the Fund;

          (ii)   costs, including the interest expense, of borrowing money;

          (iii) brokerage commissions and other transaction costs in connection with the purchase or sale of Portfolio securities by the Adviser for the Fund;

          (iv) fees and expenses of its Trustees (other than those who are officers, directors, employees or control persons of the Adviser);

          (v) expenses incident to holding meetings of the Fund's shareholders, including proxy solicitations of the Fund or its Board of Trustees with respect thereto, and meetings of the Board of Trustees and committees of the Board of Trustees;

          (vi) fees and expenses in connection with legal services rendered to the Fund, the Board of Trustees of the Fund and duly appointed committees of the Board of Trustees of the Fund, including fees and expenses of special counsel to those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and litigation;

          (vii)  audit and accounting expenses of the independent auditors;

          (viii) custodian, transfer and dividend-paying agent fees and expenses and shareholder service expenses;

          (ix) fees and expenses related to the registering, qualifying and maintaining registration and qualification of the Fund and its Shares for distribution under federal, state and other applicable laws;

          (x) fees and expenses incident to preparation and filing reports with regulatory agencies;

          (xi) expenses of preparation, printing (including typesetting) and mailing prospectuses, shareholder reports, proxy materials and notices to shareholders of the Fund;

          (xii) premiums for insurance carried by the Fund pursuant to the requirements of Section 17(g) of the 1940 Act, or otherwise required by law or deemed desirable by the Board of Trustees;

          (xiii) fees and expenses incurred in connection with any investment company organization or trade association of which the Fund may be a member;

          (xiv) costs and expenses incurred for promotion or advertising of Fund Shares, but only pursuant to a plan duly adopted in accordance with Rule 12b-1 under the 1940 Act and to the extent that such plan may from time to time provide;

          (xv)   expenses related to issuance or redemption of Fund Shares; and

          (xvi) expenses incident to the computation of the Fund's net asset value.

     5.   Books and Records. The Adviser agrees that all records which it
          -----------------
maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act and such records as are required to be maintained by Rule 31a-1 under said Act.

     6.   Compensation. Subject to the provisions of paragraph 7 of this
          ------------
Agreement, each Portfolio will pay to the Adviser for the services provided and the expenses assumed by the Adviser pursuant to the Agreement, as full compensation therefor, a fee based on average daily net assets of each Portfolio, computed and accrued daily and paid monthly at the following annual rates:

          (i)    For the Growth Fund:

                 .80 of 1% of the first $100 million of average daily net assets; plus

                 .65% of 1% of the next $150 million of average daily net assets; plus

                 .50 of 1% of the average daily net assets in excess of $250 million

          (ii)   For the Income Fund

                 .50 of 1% of the first $250 million of average daily net assets; plus

                 .30 of 1% of the average daily net assets in excess of $250 million

         (iii)   For the Money Market Fund:

                    Portion of Average Daily Net Assets                  Fee
                    -----------------------------------                  ---
                           of Money Market Fund
                           --------------------

                 Up to $500 million                                     0.50%

                 In excess of $500 million but                         0.425%
                 not exceeding $750 million

                 In excess of $750 million but                         0.375%
                 not exceeding $1 billion

                 In excess of $1 billion but                           0.350%
                 not exceeding $1.5 billion

                 In excess of $1.5 billion but                         0.325%
                 not exceeding $2 billion

                 In excess of $2 billion but                           0.300%
                 not exceeding $2.5 billion

                 In excess of $2.5 billion                             0.275%

          (iv)   For the CorePortfolio Fund, .40% of average daily assets.

     In addition to the compensation provided above, each Portfolio shall reimburse the Adviser on a monthly basis for those expenses that each Portfolio has agreed to bear pursuant to the provisions of paragraph 4 of this Agreement, which expenses may from time to time be incurred by the Adviser for the benefit of such Portfolio in the performance of the Adviser's duties pursuant to paragraph 3 hereunder.

     7.   Expense Limitation. In the event the operating expenses of a
          ------------------
particular Portfolio of the Fund, including all investment advisory and administrative fees with respect to such Portfolio, for any fiscal year (pro rated appropriately in the event that the first fiscal year of such Portfolio is for less than 12 calendar months) ending on a date on which this Agreement is in effect exceed (a) 1.5% of the Portfolio's average daily net assets in the case of the Growth Fund and the Income Fund, (b) 1% in the case of the Money Market Fund and (c) .75 of 1% in the case of the CorePortfolio Fund, the Adviser shall reduce its investment advisory fee to the extent of its share of such excess expenses and, if required, pursuant to any such laws or regulations, will reimburse such Portfolio for its share of annual operating expenses (as appropriately pro rated ) in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, and extraordinary expenses (including, but not limited to, legal claims and liability and litigation costs and any indemnification related thereto) paid or payable by the Fund and allocable to such Portfolio. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Portfolio as of the end of the last business day of the month.

     8.   Limitation of the Adviser's Liability. Subject to Section 36 of the
          -------------------------------------
1940 Act, neither the Adviser nor any of its agents or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by any Portfolio in connection with the matters to which this Agreement relates, except liability to the Fund or the shareholders to which the Adviser would otherwise be subject by reason of the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     9.   Effectiveness, Duration and Termination. This Agreement, unless sooner
          ---------------------------------------
terminated as provided herein, shall become effective as of ________, 2002, and shall remain in force until July 31, 2003. Thereafter, this Agreement shall continue in force from year to year, but only so long as such continuance is specifically approved for each Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a certain Portfolio, the Adviser may continue to serve in such capacity for such Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder. This Agreement may also be terminated with respect to all or any of the Portfolios (i) by the Fund at any time, without the payment of any penalty, upon sixty (60) days' written notice to the Adviser, by the affirmative vote of a majority of the Trustees of the Fund or by the affirmative vote of a majority of the outstanding Shares (as defined in the 1940
Act) representing the interests in each Portfolio with respect to which this Agreement is to be terminated or (ii) by the Adviser at any time, without the payment of any penalty, upon sixty (60) days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment, as such term is defined in the 1940 Act.

     10.  Status of Adviser as Independent Contractor. The Adviser shall for all
          -------------------------------------------
purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Fund from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     11.  Amendment of Agreement. This Agreement may be amended by mutual
          ----------------------
consent, but the consent of the Fund must be (a) by vote of a majority of those Trustees of the Fund who are not parties to this Agreement or "interested persons," as such term is defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) as to each Portfolio affected by the amendment by vote of a majority of the outstanding Shares (as defined in the 1940 Act) representing the interests in such Portfolio.

     12.  Limitation of Liability. This Agreement is executed by or on behalf of
          -----------------------
the Fund, and the Adviser is hereby expressly put on notice of the limitation of shareholder liability, as set forth in the Trust Agreement, and agrees that the obligations assumed by the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets. The Adviser shall not seek satisfaction of any such obligations from the shareholders or any shareholder of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or officers of the Fund or any individual Trustee or officer.

     13.  Miscellaneous. The captions of this Agreement are included for
          -------------
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and, except as to paragraph 12 hereof which shall be construed in accordance with the laws of the Commonwealth of Massachusetts, the laws of the State of Illinois and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, subject to paragraph 9 hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.


ATTEST:                                     WAYNE HUMMER INVESTMENT
                                            TRUST

____________________________________        By:_________________________________
Its_________________________________        Its_________________________________


ATTEST:                                     WAYNE HUMMER MANAGEMENT
                                            COMPANY


____________________________________        By:_________________________________
Its_________________________________        Its_________________________________

                          WAYNE HUMMER INVESTMENT TRUST
                         Wayne Hummer Money Market Fund
                             300 South Wacker Drive
                             Chicago, Illinois 60606

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON April 2, 2002

     The undersigned shareholder(s) of the Wayne Hummer Money Market Fund (the "Fund") hereby appoint(s) Steven R. Becker or Thomas J. Rowland, each with full power of substitution to attend the Special Meeting of Shareholders of the Fund to be held on April 2, 2002, and any adjournments thereof, to vote all shares of the Fund which the undersigned is entitled to vote.

     The proxies named will vote the shares represented by this proxy in accordance with the choices made on this proxy. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

     YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WAYNE HUMMER INVESTMENT TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Proposal 1:  Approval of a new Investment Advisory and Management Agreement
             between Wayne Hummer Management Company and the Trust, on behalf of the Money Market Fund.

                  [_]  FOR          [_]  AGAINST        [_]  ABSTAIN

Proposal 2:  Ratification of the selection of Ernst & Young LLP as independent auditors of the Wayne Hummer Investment Trust for the fiscal year ending March 31, 2002.

                  [_]  FOR          [_]  AGAINST        [_]  ABSTAIN

     Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

_____________________________           __________________________________
Date                                    Signature


                                        __________________________________
                                        Signature (Joint Owners)

                          WAYNE HUMMER INVESTMENT TRUST
                            Wayne Hummer Growth Fund
                             300 South Wacker Drive
                             Chicago, llinois 60606

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON April 2, 2002

     The undersigned shareholder(s) of the Wayne Hummer Growth Fund (the "Fund") hereby appoint(s) Steven R. Becker or Thomas J. Rowland, each with full power of substitution to attend the Special Meeting of Shareholders of the Fund to be held on April 2, 2002, and any adjournments thereof, to vote all shares of the Fund which the undersigned is entitled to vote.

     The proxies named will vote the shares represented by this proxy in accordance with the choices made on this proxy. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

     YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WAYNE HUMMER INVESTMENT TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Proposal 1:   Approval of a new Investment Advisory and Management Agreement
              between Wayne Hummer Management Company and the Trust, on behalf of the Growth Fund.

                         [_] FOR    [_] AGAINST    [_] ABSTAIN

Proposal 2:   Ratification of the selection of Ernst & Young LLP as independent auditors of the Wayne Hummer Investment Trust for the fiscal year ending March 31, 2002.

                         [_] FOR    [_] AGAINST    [_] ABSTAIN

     Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

________________________________        _____________________________________
Date                                    Signature


                                        _____________________________________
                                        Signature (Joint Owners)

                          WAYNE HUMMER INVESTMENT TRUST
                            Wayne Hummer Income Fund
                             300 South Wacker Drive
                             Chicago, Illinois 60606

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON April 2, 2002

     The undersigned shareholder(s) of the Wayne Hummer Income Fund (the "Fund") hereby appoint(s) Steven R. Becker or Thomas J. Rowland, each with full power of substitution to attend the Special Meeting of Shareholders of the Fund to be held on April 2, 2002, and any adjournments thereof, to vote all shares of the Fund which the undersigned is entitled to vote.

     The proxies named will vote the shares represented by this proxy in accordance with the choices made on this proxy. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

     YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WAYNE HUMMER INVESTMENT TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Proposal 1:   Approval of a new Investment Advisory and Management Agreement
              between Wayne Hummer Management Company and the Trust, on behalf of the Income Fund.

                         [_] FOR    [_] AGAINST    [_] ABSTAIN

Proposal 2:   Ratification of the selection of Ernst & Young LLP as independent auditors of the Wayne Hummer Investment Trust for the fiscal year ending March 31, 2002.

                         [_] FOR    [_] AGAINST    [_] ABSTAIN

     Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

______________________________          ______________________________________
Date                                    Signature


                                        ______________________________________
                                        Signature (Joint Owners)

                          WAYNE HUMMER INVESTMENT TRUST
                         Wayne Hummer CorePortfolio Fund
                             300 South Wacker Drive
                             Chicago, Illinois 60606

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON April 2, 2002

     The undersigned shareholder(s) of the Wayne Hummer CorePortfolio Fund (the "Fund") hereby appoint(s) Steven R. Becker or Thomas J. Rowland, each with full power of substitution to attend the Special Meeting of Shareholders of the Fund to be held on April 2, 2002, and any adjournments thereof, to vote all shares of the Fund which the undersigned is entitled to vote.

     The proxies named will vote the shares represented by this proxy in accordance with the choices made on this proxy. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

     YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WAYNE HUMMER INVESTMENT TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Proposal 1:   Approval of a new Investment Advisory and Management Agreement
              between Wayne Hummer Management Company and the Trust, on behalf of the CorePortfolio Fund.

                         [_] FOR    [_] AGAINST    [_] ABSTAIN

Proposal 2:   Ratification of the selection of Ernst & Young LLP as independent auditors of the Wayne Hummer Investment Trust for the fiscal year ending March 31, 2002.

                         [_] FOR    [_] AGAINST    [_] ABSTAIN

     Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

_______________________________         __________________________________
Date                                    Signature

                                        __________________________________
                                        Signature (Joint Owners)